                                  SECTION  16
                               POWER OF ATTORNEY

    Know all by these  presents, that the  undersigned hereby  constitutes and appoints Matthew Guttin , signing singly, the undersigned 's true and lawful attorney-in-fact to:

    (1)   prepare,   execute  in  the  undersigned's  name  and  on   the
undersigned's behalf,  and submi t to the  U.S. Securities and  Exchange
Commission (the "SEC")  a Form fD, including amendments thereto, and any  other documents necessary or appropriate to obtain  codes  and  passwords enabling the undersigned to make electronic filjngs  with the SEC  of reports  required  by
Section 16(a) of the Securities Exchange Act of 1934  or any rule or regulation of the SEC;

    (2)   execute   for   and   on   behalf   of   the   undersigned,  in  the
undersigned 's capacity as an officer  and/or  director of Starwood Real Estate
Income Trust, lnc. (the "Company"),  Forms  3,  4,  and  5  in  accordance
with  Section   16(a)  of  the  Securities Exchange Act of 1934 and the rules thereunder;

    (3)   do  and  perform   any  and  all  acts  for  and  on  behalf  of  the
undersigned which  may  be necessary  or desirable to complete and execute  any such  Form 3, 4, or 5 and  timel y file  such  form  with  the Securities and
Exchange  Commission and  any  stock exchange or similar authority; and

    (4)   take  any  other   action   of  any  type   whatsoever  in  connection
with   the foregoing which,  in the opinion of such attorney-in-fact, may be
of benefit  to, in the best interest   of,   or   legally   required    by,
the   undersigned,  it   being   understood  that   the documents executed
by such  attorney-in-fact on  behalf  of  the  undersigned pursuant   to this
Power  of Attorney  shall  be in such  form and shall contain  such terms  and conditions as such attorney-in-fact may approve  in such  attorney-in-fact's discretion.

    The   undersigned  hereby  grants   to  each   such   attorney-in-fact
full  power   and authority to do and  perform  any and every  act and thing whatsoever requisite, necessary, or  proper  to  be done  in the exercise of any of  the  rights and  powers  herein  granted, as fully  to  all  intents  and purposes as  the  undersigned  might  or  could  do  if  personally present, with full  power of substitution or revocation, hereby  ratifying and confirming
all that   such   attorney-in-fact,  or   such   attorney-in-fact's  substitute
or   substitutes,  shall lawfully do  or  cause  to  be done  by virtue  of
this  power  of attorney and  the rights  and powers  herein  granted.    The
tmdersigned  acknowledges that  the  foregoing attorneys-in-fact, in serving in such capaci ty at the request of the undersigned, are not assuming, nor is the
Company assuming, any of the undersigned's responsibi li ties to comply  with
Section 16 of the Securities Exchange Act of 1934.

    This  Power  of Attorney  shall  remain  in full  force and effect  until the undersigned is no longer  requi red to file  Forms  3, 4, and 5 with respect  to the undersigned 's holdings of  and  transactions in securities issued  by the  Company, unless  earl ier  revoked  by the undersigned  in a
signed  writing delivered  to the  foregoing attorneys-in-fact.   In affixing
his or her signature to this Power  of Attorney, the undersigned hereby  revokes any and all previously executed Powers  of Attorney  for the same or similar purposes.

    IN WITNESS WHEREOF, the  undersigned  has caused  this Power  of Attorney to be executed  as of this 25 1h day of February, 2021.

                                          By:    /s/ Peggy Lamb
                                                 ------------------------------
                                          Name:  Peggy Lamb
                                          Title: Director